Exhibit 99.1
PRESS RELEASE

NORTHERN OIL AND GAS, INC. TO LIST COMMON STOCK ON
THE AMERICAN STOCK EXCHANGE

WAYZATA, MINNESOTA, March 19, 2008 - Northern Oil and Gas, Inc. (OTCBB: NOGS) (“Northern Oil”) announced today that its shares of common stock have been approved for listing on the American Stock Exchange (AMEX) under the symbol “NOG.”    This approval is contingent upon Northern Oil being in compliance with all applicable listing standards on the date it begins trading on the AMEX, and may be rescinded if Northern Oil is not in compliance with such standards.  Northern Oil common stock was previously traded on the OTCBB.

“We believe that moving to the AMEX will not only provide more recognition for Northern Oil in the investment community, but also create a more liquid, efficient market in which to trade, reinforcing our constant priority to maximize stockholder value,” stated Michael Reger, Chief Executive Officer of Northern Oil.  “We are very pleased with the listing of our shares on the AMEX and look forward to working further with the AMEX staff.”

Northern Oil’s shares are expected to begin trading on AMEX midweek of March 24, 2008, pending specialist selection.

About Northern Oil and Gas, Inc.:

Northern Oil and Gas, Inc. is an exploration and production company based in Wayzata, Minnesota. Northern Oil’s core area of focus is the Williston Basin, specifically the Mountrail County, North Dakota area Bakken Play where the company controls approximately 32,000 net mineral acres. Northern Oil's secondary objective is conventional, 3D driven, oil and gas exploration and development throughout the Rocky Mountain region.

More information about Northern Oil and Gas, Inc. can be found at http://www.northernoil.com.

Safe Harbor:

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

Contact:

Michael Reger
CEO

Ryan Gilbertson
CFO

Phone:  952-476-9800
Fax:  952-476-9801
www.NorthernOil.com